Execution Version
AMENDMENT NO. 9 TO TERM LOAN CREDIT AGREEMENT
AMENDMENT NO. 9 TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of November 11, 2024, among RUMBLEON, INC., a Nevada corporation (the “Borrower”), the guarantors party hereto (the “Subsidiary Guarantors”), OAKTREE FUND ADMINISTRATION, LLC, as administrative agent and as collateral agent (in such capacities, the “Agent”), and the Lenders (as defined below) party hereto.
PRELIMINARY STATEMENTS
A.    The Borrower, the Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Term Loan Credit Agreement, dated as of August 31, 2021 (as amended by that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of December 17, 2021, that certain Amendment No. 2 to Term Loan Credit Agreement, dated as of February 4, 2022, that certain Amendment No. 3 to Term Loan Credit Agreement, dated as of February 18, 2022, that certain Amendment No. 4 to Term Loan Credit Agreement, dated as of June 30, 2023, that certain Amendment No. 5 to Term Loan Credit Agreement, dated as of August 9, 2023, that certain Amendment No. 6 to Term Loan Credit Agreement, dated as of October 31, 2023, and effective as of October 27, 2024, that certain Amendment No. 7, dated as of February 5, 2024, and effective as of December 1, 2023, that certain Amendment No. 8, dated as of August 6, 2024, and as otherwise amended, restated, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Existing Credit Agreement”).
B.    The Borrower has requested that, pursuant to Section 10.01 of the Existing Credit Agreement, the Lenders consent to amend certain provisions of the Existing Credit Agreement as set forth herein, and the Lenders are willing to agree to such amendments on the terms and subject to the conditions described herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement, as amended by this Amendment (as so amended, the “Credit Agreement”).
Section 2.Amendments to Existing Credit Agreement. Effective as of the Ninth Amendment Effective Date:
(a)the Existing Credit Agreement is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.
(b)a new Exhibit M-2 is hereby added to the Existing Credit Agreement to read in its entirety as set forth on Exhibit M attached as Exhibit B hereto.
For the avoidance of doubt, except as set forth in Section 2 hereof, nothing in this Amendment amends or modifies the signature pages, Exhibits or Schedules to the Existing Credit Agreement.

Section 3.Conditions of Effectiveness. Section 2 of this Amendment shall become effective as of the date (the “Ninth Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(a)    Execution of Amendment. The Agent shall have received this Amendment, duly executed and delivered by (A) the Borrower, (B) the Subsidiary Guarantors and (C) the Lenders (which constitute at least the Required Lenders) party hereto.
(b)    Expenses. The Agent shall have received all fees required to be paid, and all expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement, for which invoices have been presented on or in advance of November 11, 2024 (including all reasonable and documented out-of-pocket fees and expenses of Gibson, Dunn & Crutcher, LLP for which invoices have been presented on or in advance of November 11, 2024).
(c)    Refinancing Advisor Engagement Letter. The Loan Parties shall have delivered to the Agent and the Lenders, an executed engagement letter between the Borrower and a nationally recognized investment bank reasonably acceptable to the Agent (it being understood and agreed that Houlihan Lokey is a nationally recognized investment bank reasonably acceptable to the Agent) (such investment bank, the “Refinancing Advisor”) in connection with a potential refinancing of the Obligations under the Credit Agreement.
Section 4.[Reserved].
Section 5.Representations and Warranties. The Borrower represents and warrants as follows as of the date hereof:
(a)    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and/or other organizational action. The execution, delivery and performance by the Borrower of this Amendment will not (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries under (A) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of the Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Body or any arbitral award to which the Borrower or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)    This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and each other Loan Document to which the Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.
(c)    After giving effect to the Ninth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
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(d)    After giving effect to the Ninth Amendment Effective Date, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
Section 6.Reference to and Effect on the Existing Credit Agreement and the Loan Documents.
(a)    Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent, the Borrower or the Subsidiary Guarantors under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment. The Borrower hereby consents to this Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement. The parties hereto acknowledge and agree that (i) the amendment of the Existing Credit Agreement pursuant to this Amendment shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Ninth Amendment Effective Date and (ii) after giving effect to the Ninth Amendment Effective Date, no Default or Event of Default exists.
(b)    On and after the Ninth Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
Section 7.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including “.pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 8.Notices. All communications and notices hereunder shall be given as provided in Section 10.02 of the Credit Agreement.
Section 9.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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Section 10.Successors. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and registered assigns permitted under Section 10.07 of the Credit Agreement.
Section 11.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated mutatis mutandis, with all references to the “Agreement” therein being deemed references to this Amendment.
Section 12.Required Lenders. The Agent hereby notifies the Borrower that the Lenders parties to this Amendment constitute at least the Required Lenders under the Existing Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
Sign

RUMBLEON, INC., a Nevada corporation, as the Borrower
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

BJ MOTORSPORTS, LLC, a Nevada limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

C & W MOTORS, INC., an Arizona corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

CMG POWERSPORTS, INC., a Delaware corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

DHD ALLEN, L.L.C., a Texas limited liability company, as a Subsidiary Guarantor
By:
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

Name:	Tiffany Kice
Title:	Chief Financial Officer

DHD GARLAND, L.L.C., a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

EAST VALLEY MOTORCYCLES, LLC, an Arizona limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

ECHD MOTORCYCLES, LLC, a California limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

GLENDALE MOTORCYCLES, LLC an Arizona limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

IOT MOTORCYCLES, LLC, an Arizona limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RHND OCALA, LLC, a Florida limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RIDE NOW, LLC, a Nevada limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RIDE NOW-CAROLINA, LLC, a North Carolina limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RIDE USA, L.L.C., a Florida limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

RN TRI-CITIES, LLC, a Washington limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RN-GAINESVILLE, LLC, a Florida limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RNKC LLC, a Kansas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RNMC DAYTONA, LLC, a Florida limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

TC MOTORCYCLES, LLC, a Florida limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

TOP CAT ENTERPRISES, L.L.C., an Arizona limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

TUCSON MOTORSPORTS, INC., an Arizona corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

TUCSON MOTORCYCLES, INC., an Arizona corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

COYOTE MOTORSPORTS-ALLEN, LTD., a Texas limited partnership, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

COYOTE MOTORSPORTS-GARLAND, LTD., a Texas limited partnership, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

DLV MOTORCYCLE, LLC, a Nevada limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

INDTUC, LLC, a Arizona limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RNAJ, LLC, a Arizona limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

AMERICA’S POWERSPORTS, INC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

NORTH COUNTY 355 HOLDINGS, INC, a Delaware corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

SAN DIEGO HOUSE OF MOTORCYCLES, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FUN CENTER 355 HOLDINGS, INC, a Delaware corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

WOODS FUN CENTER, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

APS TEXAS HOLDINGS, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

APS AUSTIN HOLDINGS, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

APS OF TEXAS LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

APS OF OKLAHOMA LLC a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FORT THUNDER 355 HOLDINGS, INC, a Delaware corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

POWDER KEG 355 HOLDINGS, INC., a Delaware corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

APS OF OHIO, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

GEORGETOWN 355 HOLDINGS, INC., a Delaware corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

APS OF GEORGETOWN, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RMBL TEXAS, LLC a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

WHOLESALE EXPRESS, LLC a Tennessee limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RUMBLEON DEALERS, INC., a Delaware corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

WHOLESALE, INC. a Tennessee corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RUMBLEON FINANCE, LLC a Nevada limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RMBL EXPRESS, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

AUTOSPORT USA, INC, a Delaware corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

NEXTGEN PRO, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

RUMBLEON TENNESSEE, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RMBL MISSOURI, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

JJB PROPERTIES, L.L.C., an Arizona limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

BAYOU MOTORCYCLES, LLC, a Louisiana limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RIDE NOW 5 ALLEN, LLC a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

RIDENOW POWERSPORTS TALLAHASSEE, LLC a Florida limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

METRO MOTORCYCLE, INC., an Arizona corporation, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

YSA MOTORSPORTS LLC, an Arizona limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS CANTON, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

FREEDOM POWERSPORTS DALLAS LLC a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS DECATUR LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS FORT WORTH, LLC, a Texas limited liability company, as a Guarantor

By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS HUNTSVILLE, LLC, an Alabama limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS JOHNSON COUNTY, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

FREEDOM POWERSPORTS LEWISVILLE LLC a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS MCDONOUGH, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS MCKINNEY LLC, a Texas limited liability company, as a Subsidiary Guarantor

By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS ALPHARETTA, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS FARMERS BRANCH, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

FREEDOM POWERSPORTS DENTON, LLC a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FREEDOM POWERSPORTS REAL ESTATE LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

EA POWERSPORTS HURST LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FPS RE DALLAS, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FPS RE HUDSON OAKS, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FPS RE HURST, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FPS RE ATHENS, LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

FPS RE FORT WORTH, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FPS RE LEWISVILLE, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FPS RE MCDONOUGH, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FPS RE MCKINNEY, LLC a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

FPS RE BURLESON, LLC, a Texas limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

RO FAIRWINDS, LLC, a Florida limited liability company, as a Subsidiary Guarantor
By:
	Name:	Tiffany Kice
	Title:	Chief Financial Officer

RIDENOW MASSACHUSETTS LLC, a Delaware limited liability company, as a Subsidiary Guarantor
By:
Name:
Title:

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE FUND ADMINISTRATION, LLC, as Administrative Agent and Collateral Agent By: Oaktree Capital Management, L.P. Its: Managing Member
By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

OAKTREE SPECIALTY LENDING CORPORATION, as a Lender By: Oaktree Fund Advisors, LLC Its: Investment Advisor

By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

OSI 2 SENIOR LENDING SPV, LLC, as a Lender By: Oaktree Specialty Lending Corporation Its: Managing Member By: Oaktree Fund Advisors, LLC Its: Investment Manager

By:
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

Name:	Christine Pope
Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

OAKTREE GILEAD INVESTMENT FUND AIF (DELAWARE), L.P., as a Lender

By: Oaktree Fund AIF Series, L.P. – Series T
Its: General Partner

By: Oaktree Fund GP AIF, LLC
Its: Managing Member

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By:
	Name:	Christine Pope
	Title:	Authorized Signatory

By:
	Name:	Mary Gallegly
	Title:	Authorized Signatory

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE HUNTINGTON-GCF INVESTMENT FUND (DIRECT LENDING AIF), L.P., as a Lender

By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, L.P.
Its: General Partner

By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By:
	Name:	Christine Pope
	Title:	Authorized Signatory

By:
	Name:	Mary Gallegly
	Title:	Authorized Signatory

OAKTREE-NGP STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager

By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

OAKTREE-FORREST MULTI-STRATEGY, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

OAKTREE-TMBR STRATEGIC CREDIT FUND F, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager

By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

OAKTREE-TMBR STRATEGIC CREDIT FUND G, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager

By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE-TMBR STRATEGIC CREDIT FUND C, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager

By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

OAKTREE-MINN STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager

By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

INPRS STRATEGIC CREDIT HOLDINGS, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager

By:
	Name:	Christine Pope
	Title:	Managing Director

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

By:
	Name:	Mary Gallegly
	Title:	Managing Director

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager

By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

OAKTREE-TCDRS STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager

By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.,
as a Lender

By: Oaktree Global Credit Plus Fund GP, L.P.
Its: General Partner

By: Oaktree Global Credit Plus Fund GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:
	Name:	Christine Pope
	Title:	Managing Director

By:
	Name:	Mary Gallegly
	Title:	Managing Director

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE MEZZANINE FUND V HOLDINGS (DELAWARE), L.P., as a Lender

By: Oaktree Mezzanine Fund V GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By:
	Name:	Robert Sullivan
	Title:	Authorized Signatory

By:
	Name:	Michael Deng
	Title:	Authorized Signatory

OAKTREE MIDDLE-MARKET DIRECT LENDING UNLEVERED FUND (PARALLEL), L.P., as a Lender By: Oaktree Middle-Market Direct Lending GP (Parallel), Ltd. Its: General Partner

By:
	Name:	Robert Sullivan
	Title:	Authorized Signatory

By:
	Name:	Michael Deng
	Title:	Authorized Signatory

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE MIDDLE-MARKET DIRECT LENDING UNLEVERED FUND, L.P., as a Lender

By: Oaktree Middle-Market Direct Lending GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By:
	Name:	Robert Sullivan
	Title:	Authorized Signatory

By:
	Name:	Michael Deng
	Title:	Authorized Signatory

OAKTREE MMDL AGGREGATOR, LLC, as a Lender By: Oaktree Middle-Market Direct Lending GP, L.P. Its: Manager By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member

By:
	Name:	Robert Sullivan
	Title:	Authorized Signatory

By:
	Name:	Michael Deng
	Title:	Authorized Signatory

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE MMDL AGGREGATOR, L.P., as a Lender By: Oaktree Middle-Market Direct Lending GP (Aggregator), Ltd. Its: General Partner By: Oaktree Capital Management, L.P. Its: Director

By:
	Name:	Robert Sullivan
	Title:	Authorized Signatory

By:
	Name:	Michael Deng
	Title:	Authorized Signatory

OAKTREE MMDL UNPLEDGED ASSETS, LLC, as a Lender By: Oaktree Fund GP IIA, LLC Its: Manager By: Oaktree Fund GP II, L.P. Its: Managing Member

By:
	Name:	Robert Sullivan
	Title:	Authorized Signatory

By:
	Name:	Michael Deng
	Title:	Authorized Signatory

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OPPS XB RMBL HOLDINGS, LLC,
as a Lender

By: Oaktree Fund AIF Series (Cayman), L.P. – Series G
Its: Manager

By: Oaktree AIF (Cayman) GP Ltd
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:
	Name:	Jordan Mikes
	Title:	Managing Director

By:
	Name:	David Nicoll
	Title:	Managing Director

By: Oaktree Fund AIF Series, L.P. – Series N Its: Manager By: Oaktree Fund GP AIF, LLC Its: General Partner By: Oaktree Fund GP III, L.P. Its: Managing Member
By:
	Name:	Jordan Mikes
	Title:	Authorized Person

By:
	Name:	David Nicoll
	Title:	Authorized Person

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OPPS XI RMBL HOLDINGS, LLC,
as a Lender

By: Oaktree Fund AIF Series (Cayman), L.P. – Series O
Its: Manager

By: Oaktree AIF (Cayman) GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:
	Name:	Jordan Mikes
	Title:	Managing Director

By:
	Name:	David Nicoll
	Title:	Managing Director

By: Oaktree Fund AIF Series, L.P. – Series N Its: Manager By: Oaktree Fund GP AIF, LLC Its: General Partner By: Oaktree Fund GP III, L.P. Its: Managing Member
By:
	Name:	Jordan Mikes
	Title:	Authorized Person

By:
	Name:	David Nicoll
	Title:	Authorized Person
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

EXHIBIT A

Amendments to Existing Credit Agreement
See attached.

EXHIBIT B

Exhibit M-2
See attached.